Exhibit 21.1

Subsidiaries

Jurisdiction of Organization

Subsidiaries organized in the United States

e-CRM Central, LLC	Delaware
Eagle Tree Construction, LLC	Florida
Hard Carbon, LLC	Nevada
Heavenly Resort Properties, LLC	Nevada
K D Kapule LLC	Hawaii
Kauai Lagoons Holdings LLC	Delaware
Kauai Lagoons LLC	Hawaii
Kauai Lagoons Vessels LLC	Hawaii
Marriott Kauai Ownership Resorts, Inc.	Delaware
Also does business under the names
Marriott Overseas Owners Services Corporation	Delaware
Marriott Ownership Resorts Procurement, LLC	Delaware
Marriott Ownership Resorts, Inc.	Delaware
Also does business under the names
Marriott Resorts Hospitality Corporation	South Carolina
Also does business under the names
Marriott Resorts Sales Company, Inc.	Delaware
Also does business under the names
Marriott Resorts Title Company, Inc.	Florida
Also does business under the names
Marriott Resorts, Travel Company, Inc.	Delaware
Also does business under the names
Marriott Vacation Club Ownership LLC	Delaware
Marriott Vacation Club Ownership II LLC	Delaware
Marriott Vacation Properties of Florida, Inc.	Delaware
Marriott’s Desert Springs Development Corporation	Delaware
MH Kapalua Venture, LLC	Delaware
MORI Golf (Kauai), LLC	Delaware
MORI Member (Kauai), LLC	Delaware
MORI Residences, Inc.	Delaware
MORI SPC 2005-1 Corp.	Delaware
MORI SPC 2005-2 Corp.	Delaware
MORI SPC 2006-1 Corp	Delaware
MORI SPC 2006-2 Corp.	Delaware
MORI SPC 2007-1 Corp.	Delaware
MORI SPC Corp.	Delaware
MORI SPC II, Inc.	Delaware
MORI SPC III Corp.	Delaware

Jurisdiction of Organization

MORI SPC Series Corp.	Delaware
MORI SPC V Corp.	Delaware
MORI SPC VI Corp.	Delaware
MORI SPC VII Corp.	Delaware
MTSC, INC.	Delaware
MVCO 2005-1 LLC	Delaware
MVCO 2005-2 LLC	Delaware
MVCO 2006-1 LLC	Delaware
MVCO 2006-2 LLC	Delaware
MVCO 2007-1 LLC	Delaware
MVCO Series LLC	Delaware
MVW International Finance Company LLC	Delaware
MVW of Nevada, Inc.	Nevada
MVW US Holdings, Inc.	Delaware
R.C. Chronicle Building, L.P.	Delaware
RBF, LLC	Delaware
Also does business under the names
RCC (GP) Holdings LLC	Delaware
RCC (LP) Holdings L.P.	Delaware
RCDC 942, L.L.C.	Delaware
RCDC Chronicle LLC	Delaware
The Cobalt Travel Company, LLC	Delaware
The Lion & Crown Travel Co., LLC	Delaware
The Ritz-Carlton Development Company, Inc.	Delaware
The Ritz-Carlton Management Company, L.L.C.	Delaware
The Ritz-Carlton Sales Company, Inc.	Delaware
The Ritz-Carlton Title Company, Inc.	Delaware
Subsidiaries organized outside the United States

AP (Macau) Pte Limited	Macau
Aruba Finance Holdings B.V.	Netherlands
Club Resorts No. 1 Australia Ltd.	Australia
Costa Del Sol Development Company N.V.	Aruba
Also does business under the names
Fortyseven Park Street Limited	United Kingdom
Hat 64	Cayman Islands
Marriott Ownership Resorts (Bahamas) Limited	Bahamas

Jurisdiction of Organization
Marriott Ownership Resorts (St. Thomas), Inc.	Virgin Islands - US
Marriott Resorts Hospitality (Bahamas) Limited	Bahamas
Marriott Resorts Hospitality of Aruba N.V.	Aruba
Marriott Vacation Club International of Aruba N.V.	Aruba
Marriott Vacation Club International of Japan, Inc.	Japan
Marriott Vacation Club Timesharing GmbH	Austria
MGRC Management Limited	United Kingdom
MVCI AP Macau Marketing Pte, Limited	Macau
MVCI Australia Pty Ltd.	Australia
MVCI Asia Pacific (Hong Kong) Pte. Limited	Hong Kong
MVCI Asia Pacific Finance Pte. Limited	Hong Kong
MVCI Asia Pacific Pte. Ltd.	Singapore
MVCI Egypt B.V.	Netherlands
MVCI Europe Limited	United Kingdom
MVCI Finance C.V.	Aruba
MVCI France SAS	France
MVCI Holidays France SAS	France
MVCI Holidays, S.L.	Spain
MVCI Holdings B.V.	Netherlands
MVCI Ireland Limited	Ireland
MVCI Management, S.L.	Spain
MVCI Playa Andaluza Holidays, S.L.	Spain
MVCI Puerto Rico, Inc.	Puerto Rico
Also does business under the names
MVCI Services Limited	Ireland
MVCI St. Kitts Company Limited	Saint Kitts & Nieves
MVCI (Thailand) Limited	Thailand
MVW International Holding Company S.ar.l.	Luxembourg
Promociones Marriott, S.A. de C.V.	Mexico
RC Abaco Holding Company Limited	Virgin Islands - BR
RC Management Company Bahamas Limited	Bahamas
R.M. Mexicana S.A. de C.V.	Mexico
RC St. Thomas, LLC	Virgin Islands - US
The Abaco Club RC, Ltd.	Bahamas
The Ritz-Carlton Club, St. Thomas, Inc.	Virgin Islands - US